PROSPECTUS

Investor Class

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

PSI Calendar Effects Fund
PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

January 1, 2007

TABLE OF CONTENTS

OVERVIEW	1

ABOUT THE FUNDS	2
PSI CALENDAR EFFECTS FUND	2
PSI CORE STRENGTH FUND	4
PSI MACRO TRENDS FUND	7
PSI TOTAL RETURN FUND	9
PRINCIPAL RISK FACTORS	12
HISTORICAL PERFORMANCE	14
FEES AND EXPENSES OF THE FUNDS	14

ABOUT YOUR INVESTMENT	16
SHARE PRICE OF THE FUNDS	16
RULE 12b-1 FEES	17
HOW TO INVEST IN SHARES OF THE FUNDS	17
HOW TO EXCHANGE SHARES OF THE FUNDS	20
HOW TO SELL SHARES OF THE FUNDS	21
ACCOUNT AND TRANSACTION POLICIES	22

ADDITIONAL INFORMATION	25
MANAGEMENT OF THE FUNDS	25
PORTFOLIO HOLDINGS INFORMATION	26
DISTRIBUTIONS AND TAXES	26
MASTER/FEEDER STRUCTURE OPTION	28

FINANCIAL HIGHLIGHTS	29

PRIVACY NOTICE (Not a part of the prospectus)	PN-1

MORE INFORMATION ON THE DIREXION FUNDS	Back Cover

In deciding whether to invest in the fund described herein, you should rely on information in this Prospectus or the Statement of Additional Information (the “SAI”). The Direxion Funds (the “Trust”) has not authorized others to provide additional information. The Trust does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

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OVERVIEW

This Prospectus describes the PSI Calendar Effects Fund (the “Calendar Effects Fund”), the PSI Core Strength Fund (the “Core Strength Fund”), the PSI Macro Trends Fund (the “Macro Trends Fund”) and the PSI Total Return Fund (the “Total Return Fund”) (each a “Fund” and collectively, the “Funds”) of the Direxion Funds (formerly, the Potomac Funds).

The Funds are currently offered exclusively to the clients of Portfolio Strategies, Inc., the Funds’ subadviser (“PSI” or “Subadviser”). Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the Funds’ investment adviser. (Collectively, Rafferty and PSI are referred to herein as “Advisers” in certain circumstances.)

The Calendar Effects Fund seeks to achieve returns that equal or exceed the broad market as measured by the Standard & Poor’s 500® Index (“S&P 500® Index”) over a full market cycle while only seeking exposure to the securities market approximately 30% of the time. The other 70% of the time, the Fund’s assets are maintained in money market instruments.

The Core Strength Fund seeks to achieve returns equal to or better than the return of the broad U.S. stock market as measured by the S&P 500® Index over a full market cycle.

The Macro Trends Fund seeks to implement short or long strategies to achieve capital appreciation.

The Total Return Fund seeks income plus capital appreciation.

There is no assurance that the Funds will achieve their objectives.

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ABOUT THE FUNDS

PSI CALENDAR EFFECTS FUND

Fund Objective

The PSI Calendar Effects Fund seeks to achieve returns that equal or exceed the broad market as measured by the S&P 500® Index over a full market cycle while only seeking exposure to the securities market approximately 30% of the time.

The Calendar Effects Fund considers a “full market cycle” to be a period of time, typically in years, that encompasses both a bull market (periods of uptrending markets) and a bear market (periods of downtrending markets). For example, the 5-year period during 2000-2004 contained both up markets and down markets and is considered by the Subadviser to be a “full market cycle.”

While the Calendar Effects Fund seeks exposure to the securities market only about 30% of the time, this is neither an upper or lower limit. Rather, it is an estimation of the time (measured in market days per year) that the Calendar Effects Fund generally expects to seek exposure to the securities market. Under normal conditions, the Calendar Effects Fund may seek exposure as much as 35% of the time and as little as 25% of the time. During the remaining approximately 70% of the market days of the year, the Calendar Effects Fund will invest in money market instruments.

The Calendar Effects Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

To achieve the Calendar Effects Fund’s objective, the Subadviser invests the Calendar Effects Fund’s assets to gain exposure to the securities markets based on long-established patterns of institutional investor behavior as driven by and related to accounting periods, tax events and other calendar-related phenomenon, which the Subadviser believes have demonstrable and well-recognized effects on market liquidity and volatility. Examples of these calendar-related events include:

•	The first and last few days of many of the major accounting periods, such as month-ends and quarter-ends;

•	Tax-related dates, such as the personal income tax due date of April 15 and the mutual fund capital gains tax reconciliation period in October;

•	The days immediately adjacent to several annually observed market holidays, such as Thanksgiving and Christmas; and

•	The annual peak period of vacation taking in the securities industry.

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These periods account for approximately 30% of the total number of days that the securities markets are open for trading throughout the year. The other 70% of the time, the Calendar Effects Fund’s assets are maintained in money market instruments.

As a result, the Subadviser’s investment strategy alternates between investing in money market instruments and investments to gain exposure to one or more of the following indices at any given time:

•	S&P 500® - to gain exposure to large-capitalization companies;

•	S&P MidCap 400 - to gain exposure to mid-capitalization companies;

•	Russell 2000® - to gain exposure to small-capitalization companies; and/or

•	NASDAQ-100® - to gain exposure to technology companies.

The Subadviser determines when to invest and in which index to gain exposure based primarily on its analysis of the historical performance of each index, when the index has performed well and when it has performed poorly. The Subadviser’s analysis also takes into consideration those periods during the year in which its research indicates that institutional investors are most likely to invest additional money into the securities markets. These periods are closely related to accounting periods and are further refined by considerations of tax cycles, holidays, and other factors. The Subadviser does not use fundamental or technical securities analysis to implement its strategy. Rather, the Subadviser uses statistical and quantitative analysis to determine when to invest the Calendar Effects Fund’s assets and what types of investments to make for the Calendar Effects Fund.

In determining when to invest the Calendar Effects Fund’s assets, the Subadviser compares the historical U.S. stock market daily returns for the last 75 years with the calendar-related events that appear within each year. Where the Subadviser’s analysis strongly suggests that an above-average return for a date corresponds to the calendar-related events, it is considered for inclusion in the Calendar Effects Fund’s investment dates. The Subadviser further uses relative strength measurements to determine the type of investment to make for the Calendar Effects Fund by comparing the indices the Calendar Effects Fund seeks exposure to with other potential areas of investment to identify one or more of the Calendar Effects Fund’s targeted indices that exhibit the best relative strength comparisons.

During the periods that the Calendar Effects Fund’s assets are exposed to the securities markets, the Calendar Effects Fund may invest directly in the securities of the companies that comprise the above indices, exchange-traded funds (“ETFs”), other investment companies, as well as enter into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results. The Calendar Effects Fund seeks to invest in instruments that represent the broad market indices.

During the periods that the Calendar Effects Fund’s assets are not seeking exposure to the securities markets, the Calendar Effects Fund may invest in high quality money market instruments that are short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by one of the Advisers to present minimal credit risk. They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations. In addition, the Calendar Effects Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts and swap agreements.

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The Calendar Effects Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below, the Calendar Effects Fund also is subject to the following risks:

Risks of the Subadviser’s Calendar-Related Investment Strategy

The Subadviser’s calendar-related strategy determines well in advance when the Calendar Effects Fund should be exposed to the market and when it should be invested in money market instruments. The Subadviser does not consider the current direction of the market when determining buy and sell dates. While this strategy seeks to provide positive returns over a full market cycle, it also can mean that the Calendar Effects Fund may not be invested during market rallies. There is no assurance that the Subadviser’s investment strategy will enable the Calendar Effects Fund to achieve its investment objectives.

Risks of Investing in Technology Companies

Investing in technology companies directly or through exposure to the NASDAQ-100 Index® presents special and significant risks. The market prices of technology-related securities tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology companies. Those technology companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings.

PSI CORE STRENGTH FUND

Fund Objective

The PSI Core Strength Fund seeks to achieve returns equal to or better than the return of the broad U.S. stock market as measured by the S&P 500® Index over a full market cycle.

The term “core” in the Core Strength Fund’s name refers to the core categories in which it invests. These core categories are described in the Portfolio Investment Strategy section below and consist of U.S. Equity, Hard Assets, Interest Rates and International Equity.

The Core Strength Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Core Strength Fund invests primarily in ETFs selected from a core set of categories consisting of:

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•	U.S. Equity (such as Large Cap Value, Small Cap Growth, etc.);
•	Hard Assets (such as Energy, Real Estate, Precious Metals, etc.);
•	Interest Rates (such as U.S. Treasury Bonds, currencies, etc.); and
•	International Equity (such as Emerging Markets, Large Cap Europe, etc.).

The Subadviser monitors the activity levels of institutional investors using a proprietary “Institutional Participation Index” to determine the percentage, if any, of the Core Strength Fund’s assets to invest in a category. The Institutional Participation Index identifies trends by measuring the degree and rate of change of institutional investor activity in the categories defined above. When the Institutional Participation Index indicates an increase in institutional participation in a category, the Subadviser determines the percentage of the Core Strength Fund’s assets to be invested in such category by analyzing the potential benefit of the increase on the category.

The Subadviser then determines the category’s individual ETFs in which the Core Strength Fund will invest using relative strength measurements. The Subadviser compares the price performance of the category’s various ETFs against each other to identify one or more ETFs that exhibit the best relative strength comparisons.

In addition to investing in ETFs to gain exposure to a category, the Core Strength Fund may invest directly in the securities of companies in that category or it may invest in other investment companies, as well as enter into long positions in stock index futures contracts, options on stock index futures contracts, swap agreements and options on securities and on stock indices to produce economically leveraged investment results.

As part of its investment strategy and during periods in which the Subadviser’s Institutional Participation Index does not reflect an increase in institutional participation for the categories, the Core Strength Fund may invest in money market funds or other short-term interest-bearing instruments. These instruments are typically short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by one of the Advisers to present minimal credit risk. They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations. As a result, up to 100% of the Core Strength Fund’s assets may be invested in cash or cash equivalents at any given time. If the Core Strength Fund has significant investments in cash or cash equivalents, it may not achieve its investment objective. In addition, the Core Strength Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts and swap agreements.

The Core Strength Fund is a ‘‘non-diversified’’ fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below, the Core Strength Fund also is subject to the following risks:

Sector Risk

At any given time, the Core Strength Fund may be subject to sector risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Core Strength Fund is not limited with respect to sectors in which it can invest. If the Subadviser allocates more of the Core Strength Fund’s assets to a particular economic sector, its overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

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Risks of Investing in Foreign Securities

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Core Strength Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Risks of Investing in Emerging Markets

The Core Strength Fund may invest in issuers located in emerging markets. Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income. Emerging markets are generally more volatile than the markets of developed countries with more mature economies. Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Credit Risk

The Core Strength Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations that are issued or guaranteed by the U.S. government. However, certain U.S. government obligations that are not backed by the full faith and credit of the U.S. government entail more risk because there can be no assurance that the U.S. government will provide financial support to the U.S. government-sponsored agencies or instrumentalities that back such securities.

Interest Rate Changes Risk

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Currency Exchange Rates Risk

The dollar value of the Core Strength Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

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PSI MACRO TRENDS FUND

Fund Objective

The PSI Macro Trends Fund seeks to implement short or long strategies to achieve capital appreciation.

The term “macro” in the Macro Trends Fund’s name refers to its focus on the broad macroeconomic environment. A macro strategy focuses on broad trends and is generally distinguished from a strategy which focuses on the prospects of particular companies or issuers.

Long strategies are designed to profit from a rise in the value of a relevant financial instrument while short strategies are designed to profit from a decline in the value of the particular instrument. The Subadviser will create long or short positions which reflect the Subadviser’s prediction for the market direction of the instrument.

The Macro Trends Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

Portfolio Investment Strategy

The Subadviser utilizes a multi-faceted approach in managing the Macro Trends Fund, which begins with economic analyses to determine the phase of the business cycle for each major global market segment (a “Segment”). The Subadviser compares historical market data to current market data to determine the phase of the business cycle for each Segment. Examples of Segments include the U.S., Europe, Asia and Latin America.

The Subadviser then assesses the relative strength of each Segment’s currency to the U.S. dollar. Generally, when the U.S. dollar is falling relative to a Segment’s currency, investments in that Segment become more attractive or when the U.S. dollar is rising relative to a Segment, investments in that Segment become less attractive.

The Subadviser’s next step is to use technical and quantitative analysis to identify individual sectors and/or securities in attractive Segments. The Subadviser reviews estimated corporate earnings at a macro level (not for an individual company), anticipated inflation and interest rates, consumer risk tolerances and the status of market. In addition, the Subadviser attempts to identify whether a particular sector or security has exhibited a cyclical pattern in the past. In making this determination, the Subadviser analyzes price movement and volume.

Using all of the Subadviser’s research and analyses described above, the Subadviser ranks the Segments and attempts to predict whether the market is in an “uptrend,” “downtrend” or “trading range.” A “trading range” is one that is neither materially gaining or declining.  The Subadviser will pursue strategies on behalf of the Macro Trends Fund with greater aggressiveness when Subadviser’s metrics indicate that the macroeconomic environment is highly predictive of a particular market direction. The Subadviser will become more aggressive when its various indicators are providing consistent information.  The Macro Trends Fund invests significantly in domestic and foreign securities and ETFs, futures contracts on stock indices, swap agreements, options on futures contracts and financial instruments (such as options on securities and stock indices).

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Because the Macro Trends Fund uses aggressive investment techniques such as engaging in short positions, futures, swaps and options transactions, it is designed principally for experienced investors. These types of investments produce economically “leveraged” investment results. Leveraging allows the Subadviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the Macro Trends Fund’s investments.

As a part of its investment strategy and during periods in which the Macro Trends Fund has limited market exposure, the Macro Trends Fund may invest in money market funds or other short-term interest-bearing instruments. These instruments are typically short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by one of the Advisers to present minimal credit risk. They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations. As a result, up to 100% of the Macro Trends Fund’s assets may be invested in cash or cash equivalents at any given time. If the Macro Trends Fund has significant investments in cash or cash equivalents, it may not achieve its investment objective. In addition, the Macro Trends Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts and swap agreements.

The Macro Trends Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below, the Macro Trends Fund also is subject to the following risks:

Risks of Investing in Foreign Securities

Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Macro Trends Fund’s returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

Risks of Investing in Emerging Markets

The Macro Trends Fund may invest in issuers located in emerging markets. Investments in emerging markets instruments involve all of the risks of investing in foreign instruments; however these risks are generally heightened because emerging markets are in the initial stages of industrialization and have lower per capita income. Emerging markets are generally more volatile than the markets of developed countries with more mature economies. Emerging markets often provide significantly higher or lower rates of return than developed markets and carry significantly more risks to investors.

Sector Risk

At any given time, the Macro Trends Fund may be subject to sector risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Macro Trends Fund is not limited with respect to sectors in which it can invest. If the Subadviser allocates more of the Macro Trends Fund’s portfolio holdings to a particular economic sector, its overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

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Risks of Shorting Instruments

Short positions are designed to profit from a decline in the price of particular securities, baskets of securities or indices. A short sale involves unlimited risk of loss because the price of an instrument may continue to rise. As a consequence, instruments held short will lose value if and when their prices rise - a result that is the opposite from traditional mutual funds. The holder of a short position is responsible for paying the dividends and interest accruing on the short position. Because dividends and interest accruing on a short position is an expense to the Macro Trends Fund, its performance may be adversely impacted by the cost of maintaining short positions.

Leverage Risk

Use of leverage can magnify the effects of changes in the value of the Macro Trends Fund and make it more volatile. The leveraged investment techniques that the Macro Trends Fund employs could cause investors to lose more money in adverse environments. The Macro Trends Fund’s use of leverage means that it will incur financing charges which will affect its performances. As interest rates rise, the cost of executing the Macro Trend Fund’s investment strategies will rise as well.

Counterparty Risks

Swap agreements are two-party contracts whereby the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Using such agreements exposes the Macro Trends Fund to the risk that the counterparty may default. If the counterparty defaults, the Macro Trends Fund’s risk of loss will consist of any payments that it is entitled to receive from the counterparty under the agreement.

Currency Exchange Rates

Changes in foreign currency exchange rates will affect the value of what the Macro Trends Fund owns and its share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

PSI TOTAL RETURN FUND

Fund Objective

The PSI Total Return Fund seeks income plus capital appreciation.

The Total Return Fund’s investment objective is not a fundamental policy and may be changed by the Trust’s Board of Trustees without shareholder approval upon a 60-day notice.

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Portfolio Investment Strategy

The Total Return Fund attempts to exceed the total return of the Lehman Aggregate Bond Index (the “Aggregate Index”) over a complete market cycle. The Total Return Fund considers a “complete market cycle” to be a period of time, typically in years, that encompasses both a bull market (periods of uptrending markets) and a bear market (periods of downtrending markets). For example, the 5-year period during 2000-2004 contained both up markets and down markets and is considered by the Total Return Fund to be a “complete market cycle.”

The Aggregate Bond Index is composed of over 2,000 investment-grade debt securities, including mortgage-backed, corporate and government-backed issues. The Total Return Fund is neither sponsored by nor affiliated with Lehman Brothers.

The Total Return Fund attempts to mirror the quality and average duration and maturity of the Aggregate Bond Index. As a result, the Total Return Fund generally limits its investments in fixed income securities to securities rated investment-grade at the time of purchase. In addition, the Total Return Fund generally targets an average duration of about four years and an average maturity of approximately seven years. Should the target average duration and maturity of the Aggregate Bond Index change, the Total Return Fund would adjust its targets accordingly.

The Total Return Fund invests less than 10% of its assets in derivatives of the Aggregate Index (“Aggregate Index Derivatives”) that closely track its value. The remainder of the Total Return Fund’s assets will be invested in equity and fixed income securities and ETFs using strategies that are designed to add income plus capital appreciation to the Total Return Fund in addition to the gains or losses received from holding the Aggregate Index Derivatives. The Subadviser selects investments for the Total Return Fund based on quantitative analysis, and focuses predominantly on credit spreads, volatility and interest rates.

Credit spreads measure the difference in yield between corporate bonds and government securities of the same maturity. As the yields between the two instruments become closer, the credit spread is said to narrow and generally indicates an investment environment that is positive toward risk-taking. In this scenario, the Total Return Fund will likely have more exposure to equity and fixed income securities and ETFs. As the difference in the yields increases, the credit spread is said to widen and generally indicates an investment environment where investors are cautious and may begin to reduce their allocation to more aggressive or “risky” assets. In this scenario, the Total Return Fund will likely have a smaller percentage of its assets in equity and fixed income securities and ETFs.

Market volatility measures the likelihood that the equity market will experience large variations on a given day. The Subadviser monitors equity volatility on a daily basis. Generally, as market volatility drops, the Total Return Fund will have a larger percentage of its assets invested in equity securities and ETFs. During periods when volatility is increasing, the Total Return Fund will have a smaller percentage of its assets in equity securities and ETFs.

The Subadviser monitors interest rates by examining the yield curve. A declining interest rate environment is generally favorable to interest-bearing investments like the Aggregate Index. However, when interest rates rise, the price of such investments typically falls. As a result, during periods of rising interest rates, the Total Return Fund may hedge its interest rate exposure, typically by creating short positions in U.S. Treasury futures. The Total Return Fund may invest up to 30% of its net assets in such futures.

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Based on the interaction between these three factors, the Subadviser will adjust the Total Return Fund’s exposure to equity and fixed income securities, ETFs and U.S. Treasury futures. The Subadviser determines the individual securities and ETFs to purchase by analyzing relative price momentum. The Subadviser’s relative price momentum analysis seeks to use publicly available information including previous prices, returns and/or trading volumes to identify market sectors or individual securities that have exhibited strong performance in prior periods as compared to other investment opportunities. The Subadviser generally holds the sectors or individual securities identified during its relative price momentum analysis until another sector or individual security exhibits stronger performance.

As part of its investment strategy and for temporary defensive purposes, the Subadviser may invest in high quality money market instruments that are short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by one of the Advisers to present minimal credit risk. They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations. As a result, up to 100% of the Total Return Fund’s assets may be invested in cash or cash equivalents at any given time for temporary defenses purposes. If the Total Return Fund has significant investments in cash and cash equivalents, it may not achieve its investment objective.

The Total Return Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Risk Factors

In addition to the principal risks discussed in the “Principal Risk Factors” section below, the Total Return Fund also is subject to the following risks:

Interest Rate Changes

Debt instruments have varying levels of sensitivity to changes in interest rates. In general, the price of a debt instrument will fall when interest rates rise and will rise when interest rates fall. Instruments with longer maturities and mortgage instruments can be more sensitive to interest rate changes. In other words, the longer the maturity of an instrument, the greater the impact a change in interest rates could have on the instrument’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term instruments tend to react to changes in short-term interest rates, and long-term instruments tend to react to changes in long-term interest rates.

Credit Risk

The Total Return Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most debt securities, but generally is not a factor for U.S. government obligations that are issued or guaranteed by the U.S. government. However, certain U.S. government obligations that are not backed by the full faith and credit of the U.S. government entail more risk because there can be no assurance that the U.S. government will provide financial support to the U.S. government-sponsored agencies or instrumentalities that back such securities.

Sector Risk

At any given time, the Total Return Fund may be subject to sector risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Total Return Fund is not limited with respect to sectors in which it can invest. If the Subadviser allocates more of the Fund’s portfolio holdings to a particular economic sector, its overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector.

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PRINCIPAL RISK FACTORS

An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. Neither PSI nor Rafferty can guarantee that the Funds will achieve their objectives. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and certain other risks are described below.

Risks of the Subadviser’s Investment Strategy

While the Subadviser seeks to take advantage of investment opportunities for a Fund that will maximize its investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. The Subadviser will change a Fund’s portfolio in response to market conditions that are unpredictable and may expose a Fund to greater market risk than other mutual funds. There is no assurance that the Subadviser’s investment strategy will enable a Fund to achieve its investment objectives.

High Portfolio Turnover

A Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Risks of Aggressive Investment Techniques

The Funds use investment techniques that may be considered aggressive. Risks associated with futures contracts, swap agreements and options on securities indices and futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract or option and the underlying security or index. These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

Risks of Investing in Equity Securities

A Fund may invest in publicly issued equity securities, including common stocks. Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Risks of Investing in Small and Mid-Capitalization Companies

Investing in the securities of small-capitalization and mid-capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more-established companies. Investments in mid-cap companies involve less risk than investing in small-cap companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

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Risks of Investing in ETFs

An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares potentially may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs as the Advisers trade in and out of a fund, which could result in greater expenses to the Fund. They also are subject to investment advisory and other expenses, which a Fund would directly bear. Finally, because the value of ETF shares depends on the demand in the market, the Advisers may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Risks of Investing in Other Investment Companies

A Fund may invest in the securities of other investment companies, which may, in turn, invest in equities, bonds, and other financial vehicles. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the investment company to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment will decline, adversely affecting the Fund’s performance.

Risks of Investing in Derivatives

A Fund may invest in instruments that attempt to track the price movement of stock indices. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Risks of Non-Diversification

Each Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of securities. Since the Funds are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

Investment Company Risk

The Funds’ Subadviser has limited experience managing the investment portfolio of a registered investment company, or mutual fund, which is highly regulated by federal securities laws. This limited experience may cause a Fund to under-perform or lose money.

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HISTORICAL PERFORMANCE

This Prospectus does not include a bar chart of annual total returns nor a performance table of average annual total returns for the Calendar Effects Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. No performance is presented for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund because they have not commenced operations prior to the date of this Prospectus.

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. For the Calendar Effects Fund, the expenses below are based on actual expenses incurred during the fiscal year ended August 31, 2006, except for the management fee which is restated to reflect the current management fee. For the Core Strength Fund, the Macro Trends Fund and the Total Return Fund, the expenses below reflect estimated expenses expected to be incurred for the fiscal year ending August 31, 2007.

Shareholder Fees(1) (fees paid directly from your investment):

Maximum Sales Charge Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (as a % of original purchase price or sales proceeds, whichever is less)	None

Annual Operating Expenses(2) (expenses that are deducted from Fund assets):

	PSI Calendar Effects Fund Investor Class	PSI Core Strength Fund	PSI Macro Trends Fund	PSI Total Return Fund
Management Fees	1.15%	1.15%	1.15%	1.15%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.47%	0.47%	0.47%	0.47%
Total Annual Operating Expenses	1.87%(3)	1.87%(3)	1.87%(3)	1.87%(3)

(1)
Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.

(2)
Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for Other Expenses through August 31, 2007 to the extent that the Funds’ Total Annual Fund Operating Expenses exceed 2.00% (excluding extraordinary expenses). If a Fund’s overall expenses fall below this percentage limitation, then the Fund may reimburse Rafferty within the following three years. Because this is a voluntary expense waiver, Rafferty may change or end the waiver at any time.

(3)
As part of their investment strategy, the Funds may take short positions in securities. During the fiscal year ended August 31, 2006, the Calendar Effects Fund did not enter into short positions and, thus, no additional expenses associated with these positions are included in the calculation above. For the Core Strength Fund, the Macro Trends Fund and the Total Return Fund, such additional expenses associated with these investments cannot be estimated at this time and, therefore, actual expenses may be higher than those shown.

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Expense Example

The table below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The table shows what you would have paid if you invested $10,000 in the Funds over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
PSI Calendar Effects Fund	$190	$588	$1,011	$2,190
PSI Core Strength Fund	$190	$588	N/A	N/A
PSI Macro Trends Fund	$190	$588	N/A	N/A
PSI Total Return Fund	$190	$588	N/A	N/A

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ABOUT YOUR INVESTMENT

SHARE PRICE OF THE FUNDS

Each Fund’s share price is known as its net asset value per share (“NAV”). Each Fund’s share price is calculated as of the close of regular trading, usually as of 4:00 p.m. Eastern time, each day the New York Stock Exchange (“NYSE”) is open for business. All shareholder transaction orders received in good form by the Fund’s transfer agent or an authorized financial intermediary by 4:00 p.m. Eastern time will be processed at that day’s NAV. Transaction orders received after 4:00 p.m. Eastern time will receive the next business day’s NAV.

Share price is calculated by dividing each Fund’s net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

•
Equity securities, over-the-counter (“OTC”) securities, ETFs, swap agreements, options, futures and options on futures are valued at their last sales price, or if not available, the average of the last bid and ask prices;

•	Securities primarily traded in the NASDAQ National Market® are valued using the NASDAQ® Official Closing Price (“NOCP”);

•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;

•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method; and

•
Securities for which reliable market quotations are not readily available, the Fund’s pricing service does not provide a valuation for such securities, the Fund’s pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, or the Fund or the Adviser believes the market price is stale will be valued at fair value estimates by the Adviser under the supervision of the Board of Trustees.

Fair Value Pricing

Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser under the supervision of the Board of Trustees, when reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Funds’ pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which the Funds calculate their NAVs. Examples of Significant Events may include (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, the Funds may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.

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Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds’ fair valuation procedures.

RULE 12b-1 FEES

The Funds have adopted an Investor Class distribution plan under Rule 12b-1 which allows each Fund to charge up to 0.25% of that Fund’s average Investor Class daily net assets to pay service fees for distribution and services provided to Fund shareholders. The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders. Because the 12b-1 fees and shareholder service fees are paid out of the Funds’ Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO INVEST IN SHARES OF THE FUNDS

Clients of PSI may invest in the Funds through traditional investment accounts, individual retirement accounts (“IRAs”) (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Direxion Funds. You may invest directly with the Funds or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. In addition, the Funds may allow for purchases through an Automatic Investment Plan. Contact Rafferty for further information.

Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Minimum Investment

The minimum initial and subsequent investments set forth below may be invested in as many of the Direxion Funds as you wish. However, you must invest at least $1,000 in any one of the Direxion Funds. For example, if you decide to invest $10,000 in three of the Direxion Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.

	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$10,000	$1,000
Retirement Accounts	$10,000	$ 0

Rafferty may waive these minimum requirements at its discretion. Contact Rafferty for further information.

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Good Form

Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc); and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Account Application that is sent to the Funds’ transfer agent does not constitute a purchase order until the transfer agent processes the Account Application and receives correct payment by check or wire transfer.

Purchasing Shares

By Mail:

•	Complete and sign your Account Application.

•	Indicate the Fund and the amount you wish to invest.

•	Mail your check (payable to “Direxion Funds”) along with the completed Account Application to:

Regular Mail	Express/Overnight Mail
Direxion Funds - Investor Class	Direxion Funds- Investor Class
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 1993	Mutual Fund Services - 3rd Floor
Milwaukee, Wisconsin 53201-1993	615 East Michigan Street
Milwaukee, Wisconsin 53202
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

•
The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. In addition, to prevent check fraud, the Funds do not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.

•	All purchases must be made in U.S. dollars through a U.S. bank.

•	If your check does not clear, you will be charged a $25.00 fee. In addition, you may responsible for losses sustained by a Fund for any returned payment.

•	You will receive written confirmation by mail, but we do not issue share certificates.

•	The Funds’ transfer agent will verify certain information from investors as part of the Funds’ anti-money laundering program.

The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

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If the Funds do not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.

By Bank Wire Transfer:

Initial Investment - By Wire

If you are making an initial investment in the Funds, before you wire funds, please contact the Funds’ transfer agent by phone to make arrangements with a telephone service representative to submit your completed Account Application via mail, overnight delivery, or facsimile. Upon receipt of your Account Application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

For Subsequent Investments - By Wire

Before sending your wire, please contact the Funds’ transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA number 075000022
For credit to U.S. Bancorp Fund Services, LLC
Account Number 112-952-137
For further credit to the Direxion Funds
(Your name)
(Your account number)
(Name of Fund(s) to purchase)--Investor Class

•	Your bank may charge a fee for such services.

•
Wired funds must be received prior to 4:00 p.m., Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are responsible for the consequences of delays from the banking or Federal Reserve.

By Telephone:

•
Investors may purchase additional shares of the Funds by calling the Funds at (800) 851-0511. If you elected this option on your account application and your account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase order must be a minimum of $1,000. Your shares will be purchased at the NAV calculated on the day your order is placed, provided that your order is received prior to 4 p.m., Eastern time.

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Through Financial Intermediaries:

•	Select financial intermediaries are authorized to offer Investor Class shares.

•	These financial intermediaries can help you complete the necessary paperwork, mail your Account Application to the Direxion Funds and place your order to purchase Investor Class shares of the Funds.

•
Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds’ Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

HOW TO EXCHANGE SHARES OF THE FUNDS

You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Direxion Fund (including Direxion Funds not offered in this Prospectus) without any charges. To make an exchange:

•	Write or call the Direxion Fund’s transfer agent or your financial intermediary.

•	Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

•	The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

•	You must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

•
You may exchange by telephone unless you declined telephone exchange privileges on your Account Application. If you previously declined telephone exchange privileges and would like to add this option to your account, please contact the Fund at (800) 851-0511 for instructions.

•	You may exchange through the Internet by visiting the Direxion Funds’ website at www.direxionfunds.com and activating your account.

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HOW TO SELL SHARES OF THE FUNDS

Generally

•	You may sell all or part of your investment in the Funds at the next determined net asset value after we receive your order.

•	You normally will receive proceeds from any sales of shares within seven days from the time a Fund receives your request in good order.

•
For investments that have been made by check, payment on sales requests may be delayed until the Direxion Funds’ transfer agent is reasonably satisfied that the purchase payment has been collected by the Funds, which may require up to 10 calendar days.

•	Your proceeds will be sent via check, wire or electronic funds transfer through the Automated Clearing House (“ACH”) network using the address or bank listed on the transfer agent’s records.

•
Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

•
The Funds also offer a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.

By Telephone or By Mail

•	Call or write the Funds (see the address and telephone number above).

•
You may sell shares of the Funds by telephone unless you declined telephone redemption privileges on your Account Application. If you previously declined telephone redemption privileges, you may request telephone redemption privileges by sending a written request to the Funds’ transfer agent with your signature guaranteed. If you have questions, please contact the Funds at (800) 851-0511.

•	IRA accounts are not eligible for telephone redemption privileges.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell. The maximum amount that may be redeemed by telephone is $100,000.

By Wire Transfer

•	Call the Direxion Funds.

•	Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

•	You must wire transfer at least $5,000.

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•
You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank.

•	Your proceeds will be wired only to the bank listed on the Funds’ transfer agent’s records.

Through Financial Intermediaries

•	Select financial intermediaries can place your order to sell shares of the Funds.

•	Payment can be directed to your account normally within three business days after a broker or dealer places your order.

ACCOUNT AND TRANSACTION POLICIES

Order Policies

Because the Funds are designed to be used exclusively in managed account programs directed by PSI, the Funds reserve the right to reject any purchase from persons or entities who are not clients of PSI.

There are certain times when you may be unable to sell Investor Class shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of their assets or sell their holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares. Generally, a Fund may reject a purchase if it is disruptive to the efficient management of the Fund.

Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to notify the Funds of such trade or trades before 4:00 p.m. Eastern time. In particular, financial intermediaries that transact in shares of the Funds through Fundserv must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is cancelled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next business day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.

Telephone Transactions

For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. In addition, once a telephone transaction has been placed, it cannot be canceled or modified.

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Signature Guarantees

In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed if:

•  You are changing your account ownership;

•  Your account registration or address has changed in the last 30 days;

•  The proceeds of your sale are mailed to an address other than the one listed on record with the Funds;

•  The proceeds are payable to a third party;

•  The sale is greater than $100,000;

•  You are establishing or modifying certain services on an account; or

•	There are other unusual situations as determined by the Funds’ transfer agent.

Low Balance Accounts

If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.

Redemptions In-Kind

The Funds reserve the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.

Excessive Trading

The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all shareholders. The Board of Trustees has adopted a policy regarding excessive trading. The Funds are designed primarily for participants in PSI’s wrap account or other investment programs, in which the Funds’ Subadviser generally initiates transactions in shares of the Funds. As a result, the Funds do not currently impose any trading restrictions or redemption fees on Fund shareholders.

However, the Funds discourage excessive, short-term trading and other abusive trading practices and the Funds may use a variety of techniques to monitor trading activity and detect abusive trading practices. As approved by the Board of Trustees, these techniques may change from time to time as determined by the Funds in their sole discretion.

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In an effort to discourage abusive trading practices and minimize harm to the Funds and their shareholders, the Funds reserve the right, in their sole discretion, to identify trading practices as abusive. The Funds further reserve the right to refuse purchase requests from an account that a Fund has identified as having engaged in abusive trading practices or any individuals or groups who, in the Funds’ view, are likely to engage in market timing or excessive trading. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of shareholders.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. As a consequence, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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ADDITIONAL INFORMATION

MANAGEMENT OF THE FUNDS

Rafferty provides investment services to the Funds. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 33 Whitehall Street, 10th Floor, New York, New York 10004. As of September 30, 2006, the Adviser had approximately $1.2 billion in assets under management.

Under an investment advisory agreement between the Trust and Rafferty, the Funds pay Rafferty fees at an annualized rate of 1.15% of each Fund’s average daily net assets.

A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement is available in the Funds’ annual report for the fiscal year ended August 31, 2006 for the Calendar Effects Fund.

Rafferty has retained PSI to serve as subadviser to the Funds. Rafferty (not the Funds) pays PSI a subadvisory fee at an annualized rate of 0.75% of each Fund’s average daily net assets. PSI is located at 1102 Broadway, #302, Tacoma, Washington 98402. PSI was founded in 1982 and manages in excess of $550 million in client assets. It is expected that the assets in the Funds will come from individuals with whom PSI has a contractual relationship pursuant to which PSI provides investment management services for a fee. In addition to the subadvisory fee, PSI may receive from the Trust Rule 12b-1 and/or Shareholder Service Fees for providing certain shareholder services to clients of PSI who are shareholders in the Funds.  PSI reduces any amounts due PSI under contractual relationships with its clients by amounts received from Rafferty and the Funds.

PSI will manage the Funds’ assets under the supervision of Rafferty. Under the subadvisory arrangement, PSI will direct the allocation of Fund assets among specific asset categories and/or securities selected by PSI. Rafferty will implement PSI’s decisions by placing brokerage orders for the purchase and sale of those securities.

An investment committee of PSI employees has the day-to-day responsibility for managing the Funds. All members share equal responsibility in managing the Funds and an individual committee member may make decisions regarding a Fund’s investments. The members of the investment committee responsible for managing the Funds are David Jajewski, Emanuel Schroeter, Bill Sherman, Benjamin Warwick, M. Lane Kerns and Theodore Cackowski, J.D., Ph.D.

Mr. Jajewski co-manages the Calendar Effects Fund, the Core Strength Fund, the Macro Trends Fund and the Total Return Fund. He joined PSI in 2001 and has been serving as a managing partner and chief operating officer since 2004. As managing partner and chief operating officer, Mr. Jajewski is responsible for all aspects of the day-to-day operations of PSI in addition to his portfolio management responsibilities to the Funds. Prior to becoming a managing partner and chief operating officer, Mr. Jajewski was a senior vice president. Mr. Jajewski operated his own business as an independent registered representative (broker) from 1987-2001 where he worked with clients to help them define and achieve their financial goals. He began representing PSI in 1991, and in 1995, he helped to create the Variable Products Division. He holds a degree in economics from Ripon College.

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Mr. Schroeter co-manages the Calendar Effects Fund, the Core Strength Fund, the Macro Trends Fund and the Total Return Fund. He joined PSI in 1997 and has been serving as head trader and chief compliance officer since 1999. In addition to monitoring compliance with state and federal regulations, Mr. Schroeter, as head trader, is responsible for translating portfolio manager recommendations to actual custodian-specific buy/sell recommendations. He holds a MBA from UCLA and a degree in finance from California State University, Northridge. Mr. Schroeter has a broad investment background which includes brokerage experience since 1987 with such houses as Merrill Lynch, Dean Witter, and Prudential Securities. He is a Chartered Financial Analyst.

Mr. Sherman co-manages the Calendar Effects Fund and the Core Strength Fund. He has been a portfolio manager with PSI since 2002. Prior to joining PSI, Mr. Sherman was president and the founder of Julian Equity Advisors from 2001-2002. Mr. Sherman graduated from Washington University, St. Louis, in 1969 with a Bachelor of Science in Mechanical Engineering. He has been a software engineer since 1975 and a long-time consultant to institutional and professional traders. Mr. Sherman has focused on the study of seasonal and calendar-related effects in the stock and commodity markets for years.

Mr. Warwick joined PSI as a portfolio manager in 2006. He co-manages the Total Return Fund. He is also the Chief Investment Officer of Quantitative Equity Strategies, LLC (“QES”). He has held this position since 2002. In addition to his responsibilities at QES, Mr. Warwick is the Chief Investment Officer of Sovereign Wealth Management, Inc. and the President of Warwick Media Group, a provider of financial literature. He has held these positions since 2000 and 1999, respectively.

Mr. Kerns joined PSI as a portfolio manager in 2006 and has been the President and a portfolio manager at MLK Capital Management, Inc. (“MLK”) since 1995. He co-manages the Macro Trends Fund.

Dr. Cackowski joined PSI as a portfolio manager in 2006 and he co-manages the Macro Trends Fund. He also joined MLK in 2006 as its Director of Quantative Analysis. Prior to joining MLK, he was in private practice from 2002-2006 and was the Director of Litigation Support at BDO Seidman from 2000-2002. From 1991 to 2002, he held various positions in portfolio management and investment analysis.

The Funds’ SAI provides additional information about the investment committee members’ compensation, other accounts they manage and their ownership of Fund shares.

PORTFOLIO HOLDINGS INFORMATION

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.

DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes dividends from its net investment income annually and any realized net capital gains at least annually, though a Fund may make distributions more frequently.

26

Net investment income generally consists of interest income and dividends received on investments, less expenses. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the assets. Distributions of net gains on sales of assets held for one year or less are taxed as dividends (that is, ordinary income). Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates. Each Fund does not seek to provide long-term capital gains.

Dividends and capital gain distributions (collectively, “distributions”) will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether the distributions are received in cash or reinvested. If you elect to receive distributions from a Fund by check and the post office cannot deliver such check or your check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Taxes

The following table illustrates the potential tax liabilities for taxable accounts:

Type of Transaction	Tax Status*
Dividend (other than qualified dividend income (“QDI”)) distribution	Ordinary income rate
Distribution of QDI (see below)	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Sale or exchange of Fund shares owned for more than one year	Long-term capital gains or losses
Sale or exchange of Fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period, debt-financing and other requirements regarding the stock on which the dividends were paid. A Fund’s dividends attributable to its “QDI” are subject to the long-term capital gains rate, a maximum federal rate of 15% for shareholders who are individuals and satisfy those restrictions regarding their Fund shares. These special rules generally apply to taxable years beginning before January 1, 2011.

If you are a non-retirement account holder, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.

If you are a non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold 28% of all distributions and redemption proceeds otherwise payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the Internal Revenue Service (“IRS”) 28% of your distributions. Any tax withheld may be applied against your tax liability when you file your tax return.

27

MASTER/FEEDER STRUCTURE OPTION

The Funds may in the future operate under a master/feeder structure. This means that a Fund would be a “feeder” fund that attempts to meet its objective by investing all its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustees’ decision will be made only if the investments in the master funds are in the best interests of each Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive a 30-day notice prior to the implementation of the master/feeder structure.

28

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Investor Class shares of the Calendar Effects Fund outstanding for the periods indicated. No financial information is available for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund because they had not commenced operations prior to the date of this Prospectus. The information for the period shown below was audited by Ernst & Young LLP, whose report, along with the Calendar Effects Fund’s financial statements, are included in the Annual Report, which is available upon request. Certain information reflects financial results for a single Investor Class share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

	PSI Calendar Effects Fund
	Investor Class
	Year Ended	April 6, 2005[1] to
	August 31, 2006	August 31, 2005
Per share data:
Net asset value, beginning of period	$20.61	$20.00

Income (loss) from investment operations:
Net investment income (loss)[4]	0.31	0.05
Net realized and unrealized gain (loss) on Investments	1.70	0.56

Total from investment operations	2.01	0.61

Less distributions:
Dividends from net investment income	(0.13)	-
Distributions from realized gains	(0.63)	-

Total distributions	(0.76)	-

Net asset value, end of period	$21.86	$20.61

Total return	9.98%	3.05%[2]
Supplemental data and ratios:
Net assets, end of period	$61,072,119	$66,818,676
Ratio of net expenses to average net assets:	1.81	1.90%[3]
Ratio of net investment income (loss) to average net assets	1.48	0.63%[3]
Portfolio turnover rate[5]	1,586%	500%

[1]	Commencement of operations.
[2]	Not annualized.
[3]	Annualized.
[4]	Net investment income (loss) per share represents net investment income (loss) dividend by the daily average shares of beneficial interest outstanding throughout period.
[5]
Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s Aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market position.

29

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

Not a part of the prospectus.

PN-1

MORE INFORMATION ON

THE DIREXION FUNDS

Statement of Additional Information (“SAI”): The Funds’ SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).

Annual and Semi-Annual Reports to Shareholders:
The Funds’ reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds’ performance during that period.

To Obtain the SAI or Fund Reports Free of Charge:

Write to:	Direxion Funds
P.O. Box 1993
Milwaukee, Wisconsin 53201-1993
Call:	(800) 851-0511
By Internet:	www.direxionfunds.com

These documents and other information about the Funds can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the EDGAR Database on the SEC’s Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Rafferty Capital Markets, LLC, Distributor
59 Hilton Avenue
Garden City, New York 11530

SEC File Number: 811-08243

P R O S P E C T U S

Investor Class

33 Whitehall Street, 10th Floor

New York, New York 10004

(800) 851-0511

PSI Calendar Effects Fund
PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

January 1, 2007

DIREXION FUNDS

PSI Calendar Effects Fund
PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

STATEMENT OF ADDITIONAL INFORMATION

33 Whitehall Street, 10th Floor
New York, New York 10004

(800) 851-0511

The Direxion Funds (the “Trust”) is a management investment company, or mutual fund, which offers a variety of investment portfolios to the public. This Statement of Additional Information (“SAI”) relates to the Investor Class of the PSI Calendar Effects Fund (the “Calendar Effects Fund”), the PSI Core Strength Fund (the “Core Strength Fund”), the PSI Macro Trends Fund (the “Macro Trends Fund”) and the PSI Total Return Fund (the “Total Return Fund”) (each a “Fund” and collectively, the “Funds”).

This SAI dated January 1, 2007 is not a prospectus. It should be read in conjunction with the Funds’ Prospectus dated January 1, 2007. This SAI is incorporated by reference into the Funds’ Prospectus. In other words, it is legally part of the Funds’ Prospectus.

To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.

Dated: January 1, 2007

i

SHAREHOLDER INFORMATION	35

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	35

Dividends and Other Distributions	35
Taxes	35

FINANCIAL STATEMENTS	39

APPENDIX A	A-1

APPENDIX B	B-1

ii

THE DIREXION FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of numerous separate series, four of which are offered in this SAI. Effective April 28, 2006, the Trust changed its name to the Direxion Funds. Prior to that date, the Trust was known as the Potomac Funds.

This SAI relates only to the Calendar Effects Fund, the Core Strength Fund, the Macro Trends Fund and the Total Return Fund of the Direxion Funds. The Funds currently offer one class of shares - Investor Class shares, which are designed for sale exclusively to the clients of the Funds’ subadviser without a sales charge.

CLASSIFICATION OF THE FUND

Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. Each Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that the Funds assume large positions in the securities of a small number of issuers, a Fund’s net asset value (“NAV”) may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and a Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

Each Fund’s classification as a “non-diversified” investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its taxable year.

INVESTMENT POLICIES AND TECHNIQUES

Each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of its objective.

American Depositary Receipts (“ADRs”)

Each Fund may invest in ADRs and sell ADRs short. ADRs are U.S. dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares (shares issued by non-U.S. companies that are listed on a U.S. securities exchange). ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For investment purposes, ADRs are not considered to be foreign securities by the Funds.

Bank Obligations

Money Market Instruments. Each Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). Each Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.

Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.

Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.

Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. The Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.

Corporate Debt Securities

Each Fund intends to limit its investments in corporate debt securities to short-term, high quality investment grade securities. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest. Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

Equity Securities

Each Fund may invest in common stock, convertible securities, preferred stock, warrants or other equity securities when consistent with its objective.

Common Stocks. Each Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock. Each Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Warrants and Rights. Each Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Foreign Securities

Each Fund may have exposure to foreign securities through investments in foreign companies, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.

Illiquid Investments and Restricted Securities

Each Fund may purchase and hold illiquid investments. Each Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”) or Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, has determined under Board-approved guidelines are liquid. The Funds, however, do not currently anticipate investing in such restricted securities.

The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) over-the-counter (“OTC”) options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Each Fund may not be able to sell illiquid investments when Rafferty and/or Portfolio Strategies, Inc. (“PSI” or “Subadviser”), as applicable, considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. (Collectively, Rafferty and PSI are referred to herein as “Advisers” in certain circumstances.) In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

Indexed Securities

Each Fund may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.

Each Fund may invest in Standard & Poor’s Depositary Receipts® (“SPDRs®”). SPDRs® represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500® Index”) and whose shares trade on the American Stock Exchange® (“AMEX®”). The value of SPDRs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs®, however, may not be equivalent to the pro rata value of the S&P 500® Index. SPDRs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Each Fund may invest in DIAMONDS®. DIAMONDS® represent an investment in a unit investment trust (“DIAMONDS Trust”) that owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial AverageSM (“DJIA®”). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA®. The DIAMONDS Trust’s shares trade on the AMEX®. An investment in DIAMONDS® is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS® are designed to provide investment results that generally correspond to the price and yield performance of the DJIA®, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA® because of trust expenses and other factors.

Each Fund may invest in NASDAQ-100 Index Tracking Stock® (“QQQQs®”). QQQQs® represent ownership in the NASDAQ-100 Trust®, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ-100 Index® (“NASDAQ-100®”) and whose shares trade on the AMEX®. The value of the QQQQs® fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of QQQQs®, however, may not be equivalent to the pro rata value of the NASDAQ-100®. QQQQs® are subject to the risks of an investment in a broadly based portfolio of common stocks.

Investments in SPDRs®, DIAMONDS® and QQQQs® are considered investments in other investment companies discussed below.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®”), Federal National Mortgage Association (“Fannie Mae©”) or Federal Home Loan Mortgage Corporation (“Freddie Mac©”), but may also be issued or guaranteed by other private issuers. Ginnie Mae® is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Fannie Mae© is a publicly owned, government-sponsored corporation that mostly packages mortgaged backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by Fannie Mae© are guaranteed as to timely payment of principal and interest only by Fannie Mae©. The Freddie Mac© is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provide certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the Freddie Mac© are guaranteed as to timely payment of principal and interest only by the Freddie Mac©.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Funds will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to Ginnie Mae® certificates, although Ginnie Mae® guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Options, Futures and Other Strategies

General. Each Fund may use certain options (traded on an exchange and OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, each Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.” Pursuant to a claim for exemption filed with the National Futures Association on behalf of each Fund, a Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Advisers may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisers may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)  Successful use of most Financial Instruments depends upon the Advisers’ ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty and/or the Subadviser may still not result in a successful transaction. The Advisers may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place that, thus, may result in the strategy being unsuccessful.

(2)   Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)  As described below, each Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4)       Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. Each Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets as cover or held in accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), the AMEX® and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

Each Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

The exchanges have established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. Each Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Other Investment Companies

Each Fund may invest in the securities of other investment companies. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund’s own operations. Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act.

Repurchase Agreements

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. A Fund may not enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.

A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements

Each Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of each Fund’s limitation on borrowing.

Short Sales

A Fund may engage in short sale transactions under which it sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund’s short position.

Swap Agreements

Each Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of each Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for each Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty or the Subadviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into a swap agreement in circumstances where Rafferty or the Subadviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objectives, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of the Fund’s portfolio investments in these securities.

Other Investment Risks and Practices

Borrowing. Each Fund may borrow money to facilitate management of its portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, the Calendar Effects Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Calendar Effects Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund’s portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business day notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. The Funds currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund will have very high portfolio turnover due to the active management of its portfolio. A Fund’s portfolio turnover rate is calculated by the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund’s investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose maturities were one year or less is anticipated to be unusually high.

High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, the Trust, on behalf of the Funds, has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a “vote of the majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

Each Fund has adopted the following fundamental investment limitations:

Each Fund shall not:

1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.  Underwrite securities of any other issuer.

3.  Purchase, hold, or deal in real estate or oil and gas interests.

4.  Pledge, mortgage, or hypothecate the Fund’s assets, except: (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

5.  Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

6.  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Calendar Effects Fund has adopted the following fundamental investment limitations:

The Calendar Effects Fund shall not:

7.  Borrow money, except: (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund’s total assets; (3) to enter into reverse repurchase agreements; and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

8.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 4 and 7; and (3) the Fund may make short sales of securities.

The Core Strength Fund, the Macro Trends Fund and the Total Return Fund have adopted the following fundamental investment limitations:

The Core Strength Fund, the Macro Trends Fund and the Total Return Fund shall not:

9.  Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets); (2) to enter into reverse repurchase agreements; and (3) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

10.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except: (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Investment Limitations Nos. 4 and 9; and (3) the Fund may make short sales of securities.

Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with the same limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Board, Rafferty and/or the Funds’ Subadviser, as applicable, are responsible for decisions to buy and sell securities for the Funds, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. There is generally no stated commission in the case of fixed income securities, which are commonly traded in the OTC market, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty or PSI.

In effecting portfolio transactions for the Funds, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the applicable index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Funds believe that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds, Rafferty and/or the Funds’ Subadviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty and/or the Funds’ Subadviser may use research and services provided to it by brokers in servicing all the Funds of the Trust; however, not all such services may be used by Rafferty and/or the Funds’ Subadviser in connection with the Funds. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty and/or the Funds’ Subadviser, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by the Funds or the subadvisory fees to be paid by Rafferty.

Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

An aggregate brokerage commission paid by the Calendar Effects Fund for the following fiscal periods are shown in the table below. No information is shown for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund because they had not commenced operations prior to the date of this SAI.

Calendar Effects Fund	Brokerage Fees Paid
Fiscal Year August 31, 2006	$ 136,368
April 6, 2005 to August 31, 2005	$ 102,020

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the Funds’ portfolio investments to ensure that such disclosure is in the best interests of the Funds’ shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interests of Fund shareholders, the Adviser, distributor, or any other affiliated person of the Funds. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Funds’ President or Chief Compliance Officer may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The Chief Compliance Officer shall report any disclosures made pursuant to this exception to the Board.

In addition, the Funds’ service providers, such as, custodian, administrator, transfer agent, distributor, legal counsel and independent accounting firm may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Advisers, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds’ shareholders and Rafferty, the Subadviser, the distributor and their affiliates or employees and any affiliated person of the Funds, the disclosure will not be made unless a majority of the Independent Trustees approves such disclosure.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board. The Trustees are responsible for managing the Funds’ business affairs and for exercising all of the Funds’ powers except those reserved to the shareholders. A Trustee may be removed by a written instrument, signed by at least two-thirds of the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table is a list of the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust. Each Trustee of the Trust also serves on the Board of the Direxion Insurance Trust, the other registered investment company in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York, 10004.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 64	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995- present.	102	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association.
Jay F. Higgins(1) Age: 61	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Chairman, Bengal Partners, LLC, 1998-present (NASD Broker-Dealer).	102	None.

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Daniel J. Byrne Age: 62	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Inc., 1992-present; Trustee, The Opening Word Program, Wyandanch, New York.	102	None
Kevin G. Boyle(2) Age: 65	Trustee	Lifetime of Trust until removal or resignation; Since 2002	President, Kevin G. Boyle Securities, Inc., 1981-2006.	102	None
Gerald E. Shanley III Age: 63	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A. , 1979-present.	102	None

Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee
Ron Fernandes Age: 48	Chief Executive Officer	One Year; Since 2006	Chief Executive Officer, Raven Holdings, 2003- 2006; President, SunLife Distributors, Inc. and Executive Vice President, SunLife Retirement Products and Services, 1999-2002.	N/A	None
Daniel D. O’Neill Age: 38	President Chief Operating Officer and Chief Investment Officer;	One Year; Since 1999 One Year; Since 2006	Managing Director of Rafferty, 1999-present.	N/A	None
William Franca Age: 49	Executive Vice President - Head of Distribution	One Year; Since 2006	Senior Vice President - National Sales, Massachusetts Financial Services/SunLife Financial Distributors, 2002-2004; Executive Vice President, Distribution, SunLife, 2001-2002.	N/A	None
Timothy P. Hagan Age: 64	Chief Compliance Officer Chief Financial Officer	One Year; Since 2004 One Year; Since 2004; From 1997- 2001	Vice President of Rafferty, 1997-present.	N/A	None
Stephen P. Sprague Age: 57	Treasurer and Controller	One Year; Since 1999	Chief Financial Officer of Rafferty for the past 5 years.	N/A	None
Eric W. Falkeis 615 East Michigan Street Milwaukee, WI 53202 Age: 33	Secretary	One Year; Since 2004	Vice President, U.S. Bancorp Fund Services LLC, 1997-present.	N/A	None
(1)	Mr. Rafferty and Mr. Higgins are affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and Mr. Higgins own a beneficial interest in Rafferty.

(2)	Mr. Boyle was an Interested Trustee from May to September 2004 due to his daughter being employed by Rafferty Capital Markets, LLC during that time period.

(3)
The Direxion Complex consists of the Direxion Funds which currently offers for sale to the public 37 portfolios of the 57 currently registered with the SEC and the Direxion Insurance Trust which currently offers for sale 3 portfolios of the 45 currently registered with the SEC.

The Trust has an Audit Committee, consisting of Messrs. Boyle, Byrne and Shanley. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met three times during the Trust’s most recent fiscal year.

The Trust also has a Nominating Committee, consisting of Messrs. Boyle, Byrne and Shanley, each of whom is a disinterested member of the Board. The primary responsibilities of the nominating committee are to make recommendations to the Board on issues related to the composition and operation of the Board and communicate with management on those issues. The nominating committee also evaluates and nominates Board member candidates. The Nominating Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to the Funds with attention to the Nominating Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the Trust’s most recent fiscal year.

The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Boyle, Byrne and Shanley. The members of the Qualified Legal Compliance Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.

The following table shows the amount of equity securities in the portfolios of the Direxion complex owned by the Trustees as of the calendar year ended December 31, 2005:

Dollar Range of Equity Securities Owned:	Interested Trustees:		Disinterested Trustees:
	Lawrence C. Rafferty	Jay Higgins	Kevin G. Boyle	Daniel J. Byrne	Gerald E. Shanley III
Calendar Effects Fund	$0	$0	$0	$0	$0
Core Strength Fund(1)	$0	$0	$0	$0	$0
Macro Trends Fund(1)	$0	$0	$0	$0	$0
Total Return Fund(1)	$0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Mutual Fund Complex	$0	$0	$0	$10,001 - $50,000	$0
(1)	The Core Strength Fund, the Macro Trends Fund and the Total Return Fund had not commenced operations prior to the date of this SAI.

The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2006. No information is shown for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund because they had not commenced operations prior to the date of this SAI.

Name of Person, Position	Aggregate Compensation From the Calendar Effects Fund	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Complex Paid to the Trustees
Interested Trustees
Lawrence C. Rafferty	$0	$0	$0	$0
Jay F. Higgins	$1,678	$0	$0	$20,000

Kevin G. Boyle	$1,678	$0	$0	$20,000
Daniel J. Byrne	$1,678	$0	$0	$20,000
Gerald E. Shanley III	$2,182	$0	$0	$26,000

Principal Shareholders, Control Persons and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. As of November 30, 2006, the following shareholders were considered to be either a control person or principal shareholder of the Calendar Effects Fund:

Calendar Effects Fund

Name and Address	% Ownership
Trust Company of America For the Benefit of #60/23, 24 P.O. Box 6580 Englewood, CO 80155-6580	61.03%
Trust Company of America For the Benefit of #60 P.O. Box 6580 Englewood, CO 80155-6580	14.99%
Charles Schwab & Co., Inc. Special Custody Account for the Benefit of its Customers Attn: Mutual Funds 4500 Cherry Creek Drive South, Suite 700 Denver, CO 80246	14.91%

The Core Strength Fund, the Macro Trends Fund and the Total Return Fund did not have control persons or principal shareholders because they had not commenced operations prior to the date of this SAI.

In addition, as of December 6, 2006, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Calendar Effects Fund.

Investment Adviser and Subadviser

Rafferty Asset Management, LLC, 33 Whitehall Street, 10th Floor, New York, New York, 10004, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997. Lawrence C. Rafferty controls Rafferty and Rafferty Capital Markets, LLC through his ownership in Rafferty Holdings, LLC.

Under an Investment Advisory Agreement (“Advisory Agreement”), between the Trust, on behalf of the Funds, and Rafferty, Rafferty provides a continuous investment program for the Funds’ assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which the Funds may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, the Funds pay Rafferty at an annual rate of 1.15% based on its average daily net assets.

The Funds are responsible for its own operating expenses. Rafferty has voluntarily agreed to waive its fees and/or reimburse operating expenses (excluding dividends and interest on short positions and extraordinary expenses) to the extent that Fund expenses exceed 2.00% of average daily net assets for the period ending August 31, 2007. If overall expenses fall below this percentage limitation, then the Funds may reimburse Rafferty within the following three years. There is no assurance that Rafferty will continue this waiver after this date.

The table below shows the amount of advisory fees incurred by the Calendar Effects Fund and the amount of fees waived and/or reimbursed by Rafferty for the fiscal periods shown.

	Advisory Fees Incurred	Waived fees and/or expenses reimbursed by Adviser
Calendar Effects Fund
Fiscal Year Ended August 31, 2006	$744,245	$0
April 6, 2005 to August 31, 2005	$330,310	$0

No information is shown for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund had not commenced operations prior to the date of this SAI.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of the Funds, in compliance with the 1940 Act. The Advisory Agreement continues in force for a period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of the Funds. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.

Under an Investment Subadvisory Agreement (“Subadvisory Agreement”) between Rafferty and PSI, PSI, subject to direction by Rafferty and the Board, provides investment advice and portfolio management services to the Funds for a fee payable by Rafferty. An investment team from PSI manages the Funds’ assets, under the supervision of Rafferty. Under the Subadvisory Agreement, PSI directs, through Rafferty, the allocation of Funds assets among specific asset categories. Then, Rafferty implements PSI’s investment decisions for the Funds by placing all brokerage orders for the purchase and sale of those securities. For the investment subadvisory services provided to the Funds, out of its advisory fee, Rafferty pays PSI a fee, computed and paid monthly, equal to 0.75% of the Fund’s average daily net assets.

The Subadvisory Agreement was initially approved by the Board (including all of the Trustees who are not “interested persons” of Rafferty or PSI, as defined under the 1940 Act) and the shareholders of each Fund, in compliance with the 1940 Act. The Subadvisory Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Rafferty, PSI or the Trust; and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of each Fund. The Subadvisory Agreement automatically terminates on assignment and is terminable on not less than a 60-day written notice by Rafferty or a 90-day written notice by PSI. Under the terms of the Advisory Agreement, Rafferty automatically becomes responsible for the obligations of PSI upon termination of the Subadvisory Agreement.

Under a service agreement (“Service Agreement”) between the Trust and PSI, the Trust may pay PSI an annualized fee of up to 0.25% based on the Funds’ average daily net assets attributable to PSI clients who are shareholders of a Fund and PSI provides shareholders certain services. PSI has advised the Trust that the fees paid under the Service Agreement are credited against advisory fees and program costs of PSI’s clients who are shareholders of the Funds.

Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

PSI shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by it agreement with Rafferty or for any losses that may be sustained in the purchase, holding or sale of any security.

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, Rafferty, PSI and the distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.

Portfolio Manager

The Funds are managed by an investment committee consisting of David Jajewski, Emanuel Schroeter, Bill Sherman, Benjamin Warwick, M. Lane Kerns and Theodore Cackowski, J.D., Ph.D. In addition to the Funds, the committee manages the following other accounts as of August 31, 2006:

Other Accounts	Total Number of Accounts	Total Assets (In Millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (In Millions)
David Jajewski
Registered Investment Companies	0	$0	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,600	$550	0	$0
Emanuel Schroeter
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,600	$550	0	$0
Bill Sherman
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	6,600	$550	0	$0
Benjamin Warwick
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	7	$125	4	$60
Other Accounts	1	$0.63	0	$0.63
M. Lane Kerns
Registered Investment Companies	1	$81	1	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	418	$136	0	$0
Theodore Cackowski
Registered Investment Companies	1	$81	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	418	$136	0	$0

In addition to the Funds, the committee manages two of PSI’s other investment products. These two investment products follow strategies similar to that of the Funds, though they invest only in mutual funds. As a result, PSI has not identified any material conflicts between the Funds and other investment products managed by the committee. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Funds and other accounts. The management of the Funds and other accounts may result in unequal time and attention being devoted to the Funds and the other accounts. PSI’s management fees for the services it provides to other accounts varies and may be higher or lower than the subadvisory fees it receives from Rafferty. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.

Their compensation consists of a fixed base salary. The committee members’ fixed base salary is reviewed annually and may be increased based on consideration of various factors, including, among others, experience, overall performance, the performance of the Funds and management responsibilities. The committee members may also participate in PSI’s other benefits generally available to all employees of the firm.

Set forth below are the dollar ranges of securities of the Calendar Effects Fund beneficially owned by each portfolio manager as of August 31, 2006. No information is provided for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund as they had not commenced operations as of the date of this SAI.

Portfolio Manager	Dollar Range of Equity Securities in the Calendar Effects Fund
	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	$100,000 - $500,000	$500,001 - $1,000,000	Over $1,000,000
David Jajewski		X
Emanuel Schroeter		X
Bill Sherman	X
Benjamin Warwick	X
M. Lane Kerns	X
Theodore Cackowski	X

Proxy Voting Policies and Procedures

The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by the Funds as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix A. Notwithstanding this delegation of responsibilities, however, the Funds retain the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Funds and their shareholders, taking into account the value of the Funds’ investments.

More Information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

Fund Administrator, Fund Accountant and Custodian

U.S. Bancorp Fund Services, LLC, (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., Custody Operations, 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53202, an affiliate of the Administrator, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets of 0.05% on assets up to $3 billion and 0.04% on the remaining balance or a minimum fee of $10,000 per fund. The Administrator also is entitled to certain out-of-pocket expenses.

The table below shows the amount of administrative and management services fees incurred by the Calendar Effects Fund to the Administrator for the fiscal periods shown. No information is shown for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund because they had not commenced operations prior to the date of this SAI.

Fees incurred
Calendar Effects Fund
Fiscal Year Ended August 31, 2006	$19,564
April 6, 2005 to August 31, 2005	$15,214

Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets of 0.01% and a minimum fee of $23,000 per fund. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, U.S. Bank, N.A. serves as the custodian of the Funds’ assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds’ portfolios. The Custodian receives an annual fee based on the Trust’s total average daily net assets of 0.02% and a $3,000 minimum fee per Fund. The Custodian also is entitled to certain out-of-pocket expenses.

Distributor

Rafferty Capital Markets, LLC, 59 Hilton Avenue, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the offering of the Funds’ shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2006, the Distributor received $90,000 as compensation from Rafferty for distribution services for the Trust. Mr. Rafferty is an affiliated person of the Distributor.

Distribution Plan

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Plan of Distribution (“Plan”) for the Investor Class Shares of the Funds pursuant to which the Funds may pay certain expenses incurred in the distribution of the Investor Class Shares and the servicing and maintenance of existing shareholder accounts. Pursuant to the Plan, the Funds may pay up to 0.25% of its average daily net assets. The Plan provides that the Distributor will be compensated regardless of expenses it incurs. The Board of Trustees has also authorized the Funds to charge up to 0.15% of each Fund’s average Investor Class daily net assets to pay for shareholder services provided to Fund shareholders. Because the 12b-1 fees and shareholder service fees are paid out of the Funds’ Investor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving the Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Funds and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made. The Distributor, as the Funds’ principal underwriter, Rafferty and the Subadviser may have a direct or indirect financial interest in the Plan or any related agreement.

The Plan permits payments to be made by the Funds to the distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors and the provision of certain shareholder services. The distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Plan authorizes payments by the Funds to the distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.

The tables below show the amount of 12b-1 fees incurred and the allocation of such fees by the Calendar Effects Fund for the fiscal year shown. No information is shown for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund because they had not commenced operations prior to the date of this SAI.

Calendar Effects Fund	12b-1 fees incurred
Fiscal Year Ended August 31, 2006	$148,849

	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Marketing Expenses
Calendar Effects Fund	$0	$ 0	$0	$148,849	$0	$0

Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”), 233 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust. The Financial Statements of the Calendar Effects Fund for the fiscal year ended August 31, 2006 have been audited by E&Y and are incorporated by reference herein with reliance upon the report of said Firm, which is given upon their authority as experts in accounting and auditing.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. The NYSE is not open on New Year’s Day, Presidents’ Day, Martin Luther King’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities traded principally on the NASDAQ National Global® (“NASDAQ®”) for which quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.

When market quotations for options and futures positions held by the Funds are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures adopted by the Board.

For purposes of determining NAV per share of each Fund, options and futures contracts are valued at the last sale prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the last sale price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the last sale price for a like option acquired on the day on which the option is being valued. A last sale price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular instrument.

For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value by procedures adopted by the Board. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service (“Pricing Service”).

OTC securities held by the Funds will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Funds that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Fund are valued at fair value.

For purposes of calculating its daily NAV, the Funds typically reflect changes in their holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, the Funds are permitted to include same day trades when calculating their NAV (commonly referred to as “trade date accounting”) on days when a Fund receives substantial redemptions. Such redemptions can result in an adverse impact on a Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, the Funds’ use of trade date accounting is likely to lessen the impact of substantial redemptions on a Fund’s NAV.

PURCHASES AND REDEMPTIONS

Retirement Plans

Individuals who earn compensation and who have not reached age 70½ before the close of the year generally may establish an individual retirement account (“IRA”). An individual may make limited contributions to an IRA of up to $4,000 per taxable year ($8,000, if such contributions also are made for a nonworking spouse and a joint return is filed) through the purchase of shares of the Funds; these maximum contributions increase by $500 if you attain age 50 before the end of the taxable year ($1,000 if both you and your spouse do so). The Internal Revenue Code of 1986, as amended (“Code”), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to the same limits as referred to above. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions thereto are nondeductible, withdrawals from a Roth IRA will not be taxable under certain circumstances. An IRA also may be used for certain “rollovers” from qualified benefit plans and from Section 403(b) annuity plans.

Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

Redemption In-Kind

The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of a Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in-kind is not as liquid as a cash redemption. If a redemption is made in-kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.

Redemptions by Telephone

Shareholders may redeem Fund shares by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, PSI, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, PSI, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

Receiving Payment

Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfers.

A redemption request will be considered to be received in “good order” if:

•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

•
Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

•
The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by U.S. Bancorp Fund Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of the Funds’ shareholders.

Anti-Money Laundering

Each Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to the Funds’ Customer Identification Program, the Funds’ transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following  receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon a 60-day notice.

SHAREHOLDER INFORMATION

Each share of the Funds gives the shareholder one vote in matters submitted to shareholders for a vote. Each series has equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or the Funds’ operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

Net investment income and any realized net capital gains are distributed as described in the Prospectus under “Distributions and Taxes.” All distributions from the Funds normally are automatically reinvested without charge in additional shares of the Funds.

Taxes

Regulated Investment Company Status. Each Fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income and the excess of net short-term capital gain over net long-term capital loss (“short-term capital gain”), all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term loss) it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in secu-rities (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer (collectively, “Diversification Requirements”).

Although each Fund intends to satisfy the foregoing requirements, there is no assurance that it will be able to do so. The investment by the Funds primarily in options and futures positions entails some risk that it might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by each Fund, pursuant to which it would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of a Fund.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) its taxable income, including net capital gain, would be taxed at corporate income tax rates (up to 35%) and it would not receive a deduction for distributions to its shareholders; and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income, except for the part of those dividends that is “qualified dividend income” (described in the Prospectus) (“QDI”), which is subject to a maximum federal income tax rate of 15%) to the extent of the Fund’s earnings and profits. In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

General. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends each Fund distributes (including distributions of short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 35% for individuals), except to the extent they constitute QDI regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder’s sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another fund generally will have similar consequences.

Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes on foreign securities, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Each Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, each Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if a Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies; (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security; and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from options and futures contracts a Fund derives with respect to its business of investing in securities, will be treated as qualifying income under the Income Requirement.

“Nonequity options” (i.e., listed options, such as those on “broad-based” stock indices) and futures in which each Fund may invest may be “section 1256 contracts.” Section 1256 contracts that a Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which a Fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of derivatives in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium a Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an “appreciated financial position” - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds’ and their shareholders’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to distributions therefrom.

FINANCIAL STATEMENTS

The financial statements for the Calendar Effects Fund for the fiscal year ended August 31, 2006, are herein incorporated by reference to the Calendar Effects Fund’s Annual Report to Shareholders dated August 31, 2006. No Financial Statements are available for the Core Strength Fund, the Macro Trends Fund and the Total Return Fund because they had not commenced operations prior to the date of this SAI. To receive a copy of the Prospectus or annual or semi-annual reports to shareholders, without charge, write to or call the Trust at the address or telephone number listed above.

Appendix A

Description of Corporate Bond Ratings

Moody’s Investors Service and Standard and Poor’s Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.

Moody’s Investors Service Ratings

Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-1

Generally, investment-grade debt securities are those rated Baa3 or better by Moody’s.

Standard & Poor’s Corporation Ratings

AAA: This rating is the highest rating assigned by Standard & Poor’s and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor’s.

A-2

APPENDIX B

Direxion Funds
Proxy Voting Policies and Procedures

The Direxion Funds have adopted the following guidelines (the “Guidelines”) pursuant to which the Funds’ investment adviser, Rafferty Asset Management (“RAM”), in the absence of special circumstances, generally shall vote proxies. These Guidelines are designed to reasonably ensure that proxies are voted in the best interest of the shareholders of the Funds.

I.   Duty to Vote Proxies

      RAM views seriously its responsibility to exercise voting authority over securities that are owned by the Funds.

A.     It is the policy of RAM to review each proxy statement on an individual basis and to vote exclusively with the goal to best serve the financial interests of the Funds’ shareholders.

B.      To document that proxies are being voted, RAM will keep a record reflecting when and how each proxy is voted. RAM will keep and maintain such records consistent with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and other applicable regulations. RAM will make its proxy voting history and policies and procedures available to shareholders upon request. The proxy voting history and policies and procedures will be available via our website, www.direxionfunds.com, or in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request. To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201.

II.   Guidelines for Voting Proxies

RAM will generally vote proxies so as to promote the long-term economic value of the underlying securities, and generally will follow the Guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination will be made whether to support or oppose management’s position. RAM believes that the recommendation of management should be given substantial weight, but RAM will not support management proposals that may be detrimental to the underlying financial value of a stock.

The Direxion Funds portfolio management department will be responsible for administrating and overseeing the proxy voting process.

The Guidelines set forth below deal with the two basic categories of proxy proposals. While they are not exhaustive, they do provide a good indication of RAM’s general approach to a wide range of issues.

RAM usually will oppose proposals that dilute the economic interest of shareholders, reduce shareholders’ voting rights, or otherwise limit their authority. Proxies will be voted in what is believed to be in the fund shareholders’ best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. Routine proposals normally are voted based on the recommendation of the issuer’s management. Non-routine proposals that could meaningfully impact the position of existing shareholders are given special consideration and voted in a manner that is believed to support the interests of the funds’ shareholders.

1. Routine Proposals

Routine proposals are those that do not propose to change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, routine proposals include:

•	Approval of auditors
•	Election of directors and officers of the corporation
•	Indemnification provisions for directors
•	Liability limitations of directors
•	Name changes
•	Declaring stock splits
•	Elimination of preemptive rights
•	Incentive compensation plans
•	Changing the date and/or the location of the annual meetings
•	Minor amendments to the articles of incorporation
•	Employment contracts between the company and its executives and remuneration for directors
•	Automatic dividend reinvestment plans
•	Retirement plans, pensions plans and profit sharing plans, creation of and amendments thereto

2. Non-Routine Proposals

These proposals are more likely to affect the structure and operations of the corporation and, therefore, will have a greater impact on the value of the stock. The portfolio voting the proxy will review each issue in this category on a case-by-case basis. RAM will be especially critical of lavish executive compensation and highly priced merger acquisition proposals, which would tend to lower future corporate earnings potential.

Non-routine proposals typically include:

•	Mergers and acquisitions
•	Restructuring
•	Re-incorporation or formation
•	Changes in capitalization
•	Increase or decrease in number of directors
•	Increase or decrease in preferred stock
•	Increase or decrease in common stock
•	Stock option plans or other compensation plans
•	Social issues
•	Poison pills
•	Golden parachutes
•	Greenmail
•	Supermajority voting
•	Board classification without cumulative voting
•	Confidential voting

RAM will typically accept management’s recommendations on shareholder proposed social issues, since it does not have the means to either evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social and political viewpoints.

III.   Conflicts of Interests

RAM and affiliated companies’ business lines, limited to that of investment advisor to mutual funds and retail broker/dealer, preclude any potential material conflicts of interests between RAM and Direxion Funds’ shareholders. Neither RAM, nor its affiliates underwrite securities or own stock shares.

IV.   Recordkeeping and Reporting

RAM is required to maintain records of proxies voted pursuant to Section 204(2) of the Advisers Act and Rule 204-2(c) thereunder. RAM will maintain and make available to fund shareholders for review a copy of its proxy voting policies and procedures, a record of each vote cast, and each written and verbal shareholder request for proxy voting records. In addition, RAM will maintain appropriate proxy voting records for the Funds in compliance with applicable regulations under the Investment Company Act of 1940, as amended.

Proxy voting books and records are maintained by RAM for five years, the first two years can be accessed via the Funds’ website, www.direxionfunds.com, or requested in written form. If requested in written form, the proxy voting history and policies and procedures shall be sent to a shareholder within three business days of such a request. To request a written copy, shareholders, or their agents, may contact RAM at (800) 851-0511 or by writing to the Funds at P.O. Box 1993, Milwaukee, Wisconsin 53201. A copy of the twelve-month voting history of the Funds will be made available on the SEC’s website at http://www.sec.gov beginning August 1, 2004 for the twelve-month period beginning July 1, 2003, in accordance with applicable regulations under the 1940 Act.

Effective July 1, 2003